                                                                  EXHIBIT 23.1

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of Health Systems Design Corporation of our report dated November 13, 1998, included in Health Systems Design Corporation Form 10-K for the year ended September 30, 1998, and to all references to our Firm included in this Registration Statement.

                                        /s/ Arthur Andersen LLP

                                        ARTHUR ANDERSEN LLP

San Francisco, California
May 25, 1999